                                                                   EXHIBIT 10.11

                         GUARANTOR SECURITY AGREEMENT
                         ----------------------------


     THIS SECURITY AGREEMENT (this "Agreement") dated as of July 10, 1998, is by
                                    ---------
and among the undersigned debtors (collectively, the "Debtors" and each a
                                                      -------
"Debtor"), and Chase Bank of Texas, National Association (formerly known as
-------
Texas Commerce Bank National Association), a national banking association

("Chase"), not in its individual capacity but solely as agent for itself and
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each of the other banks or lending institutions (each, a "Bank" and,
                                                          ----
collectively, the "Banks") which is or may from time to time become a signatory
                   -----
to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof (Chase in such capacity, together with its successors in such capacity, the "Agent").
               -----

                                R E C I T A L S:
                                ---------------

     A.   CellStar Corporation, a Delaware corporation (the "Borrower"), the
                                                             --------
Agent, The First National Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-Agents"), and the Banks heretofore entered into that
                    ---------
certain Credit Agreement dated as of October 15, 1997 (such Credit Agreement, as the same has been and may be amended, supplemented or modified from time to time, the "Credit Agreement").
           ----------------

     B. The Credit Agreement requires each Debtor to execute and deliver this Agreement.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1.   Definitions.  As used in this Agreement, the following terms
                    -----------
have the following meanings:

          "Accounts" means any "account", as such term is defined in Section
           --------
     9.106 of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all rights of any Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of any Debtor, (c) all rights of any Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by any Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of any Debtor

GUARANTOR SECURITY AGREEMENT - PAGE 1
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     as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
     Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by any Debtor.

          "Collateral" has the meaning specified in Section 2.1 of this
           ----------                               -----------
     Agreement.

          "Document" means any "document", as such term is defined in Section
           --------
     9.105(a)(6) of the UCC, now owned or hereafter acquired by any Debtor, including, without limitation, all documents of title and warehouse receipts of any Debtor.

          "Equipment" means any "equipment", as such term is defined in Section
           ---------
     9.109(2) of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by any Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
     defined in Section 9.106 of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions of any Debtor, (b) all books, records, data, plans, manuals, computer software, and computer programs of any Debtor, (c) all contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit of any Debtor, (d) all rights of any Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of any Debtor, (f) all choses in action and causes of action of any Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of any Debtor, (g) all rights and claims of any Debtor under warranties and indemnities, and (h) all rights of any Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by any Debtor.

          "Inventory" means any "inventory", as such term is defined in Section
           ---------
     9.109(4) of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all goods and other personal property of any

GUARANTOR SECURITY AGREEMENT - PAGE 2
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     Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of any Debtor, (c) all wrapping, packaging, advertising, and shipping materials of any Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by any Debtor, and (e) all Documents evidencing any of the foregoing.

          "Obligations" means:
           -----------

          (a) the indebtedness, liabilities and obligations of the Borrower to the Banks evidenced by those Notes executed by the Borrower pursuant to the Credit Agreement and payable to the order of the Banks in the aggregate principal amount of $135,000,000;

          (b) the indebtedness, liabilities and obligations of each Debtor to the Agent, the Co-Agents and the Banks under the Guaranty executed by each Debtor in favor of the Agent, the Co-Agents and the Banks;

          (c) the "Obligations" as such term is defined in the Credit Agreement;

          (d) all future Advances by the Agent, the Co-Agents or any Bank to the Borrower and the Debtors, or any of them;

          (e) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent, any Co-Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

          (f) all other obligations, indebtedness and liabilities of the Borrower and the Debtors, or any of them, to the Agent, any Co-Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

          (g) all extensions, renewals and modifications of any of the foregoing.

          "Permitted Liens" means the security interests granted hereby and
           ---------------
     Liens expressly permitted by Section 10.2 of the Credit Agreement.
                                  ------------

          "Proceeds" means any "proceeds", as such term is defined in Section
           --------
     9.306 of the UCC and, in any event, shall include, but not be limited to,
     (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person

GUARANTOR SECURITY AGREEMENT - PAGE 3
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     acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2.   Terms Defined in Credit Agreement.  All capitalized terms
                    ---------------------------------
used and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

                                   ARTICLE IV

                               Security Interest
                               -----------------

     Section 2.1.   Security Interest.  As collateral security for the prompt
                    -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), each Debtor hereby grants to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of its personal property, including without limitation all of its right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):
-----------

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Instruments;

          (d)  all General Intangibles;

          (e)  all Documents;

          (f)  all Inventory;

          (g)  all Equipment; and

          (h) all Proceeds and products of any or all of the foregoing.

     Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent, any Co-Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower. If the grant, pledge, or collateral transfer or assignment of any rights of any Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted

GUARANTOR SECURITY AGREEMENT - PAGE 4
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nonetheless remains effective to the extent allowed by Section 9.318 of the UCC or other applicable law but is otherwise limited by that prohibition.

     Section 2.2.   Debtors Remain Liable.  Notwithstanding anything to the
                    ---------------------
contrary contained herein, (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent, any Co-Agent nor any Bank shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent, any Co-Agent or any Bank be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                         Representations and Warranties
                         ------------------------------

     Each Debtor represents and warrants to the Agent that:

     Section 3.1.   Title.  The Debtors are, and with respect to Collateral
                    -----
acquired after the date hereof the Debtors will be, the legal and beneficial owners of their respective Collateral free and clear of any Lien, except Permitted Liens.

     Section 3.2.   Accounts.  Unless a Debtor has given the Agent written
                    --------
notice to the contrary, whenever the security interest granted hereunder attaches to an Account, each Debtor shall be deemed to have represented and warranted to the Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by such Debtor or the sale or lease of goods by such Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

     Section 3.3.   Financing Statements.  No financing statement, security
                    --------------------
agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except those filed in favor of the Agent pursuant to this Agreement or with respect to any other Permitted Liens. Except as set forth on Schedule 3 hereto, no Debtor has within the past five years done
                ----------
business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

     Section 3.4.   Principal Place of Business.  The principal place of
                    ---------------------------
business and chief executive office of each Debtor, and the office where each Debtor keeps its books and records, is located at the address specified below the name of such Debtor on the signature pages hereof.

GUARANTOR SECURITY AGREEMENT - PAGE 5
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     Section 3.5.   Location of Collateral.  All Inventory and Equipment of each
                    ----------------------
Debtor are located at the places specified on Schedule 1 hereto.  Each Debtor
                                              ----------
has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment of any Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper of each Debtor have been delivered to the Agent.

     Section 3.6.   Perfection.  This Agreement creates a security interest in
                    ----------
the Collateral in favor of the Agent. Upon the filing of UCC financing statements in favor of the Agent in the jurisdictions listed on Schedule 2
                                                                ----------
attached hereto, and upon the Agent's obtaining possession of all Documents and Instruments of each Debtor, the security interest in favor of the Agent created herein will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Lien, except the Permitted Liens.

     Section 3.7.   Benefit to Debtors.  The value of the consideration received
                    ------------------
and to be received by each Debtor as a result of the Borrower, the Agent, the Co-Agents and the Banks entering into and obtaining credit under the Credit Agreement and the Debtors executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of such Debtor hereunder, and such liability and obligation and the Borrower's entering into and obtaining credit under the Credit Agreement have benefited and may reasonably be expected to benefit each Debtor directly and indirectly.

     Section 3.8.   Credit Agreement.  Each and every representation and
                    ----------------
warranty contained in the Credit Agreement is true and correct in all respects.


                                  ARTICLE IV

                                   Covenants
                                   ---------

     The Debtors jointly and severally covenant and agree with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 4.1.   Encumbrances.  No Debtor shall create, permit, or suffer to
                    ------------
exist, and each Debtor shall defend the Collateral against, any Lien on the Collateral, except the Permitted Liens, and each Debtor shall defend its rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. No Debtor shall do anything to impair the rights of the Agent in the Collateral.

     Section 4.2.   Modification of Accounts.  Each Debtor shall, in accordance
                    ------------------------
with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, no Debtor shall (a) grant any extension of time for any payment with respect to any of the Accounts, except for extensions of time granted in the ordinary course of such Debtor's business for payment with respect to Accounts not included in the Borrowing Base, (b)

GUARANTOR SECURITY AGREEMENT - PAGE 6
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compromise, compound, or settle any of the Accounts for less than the full amount thereof, except for compromise, compound or settlement in the ordinary course of business of Accounts not included in the Borrowing Base, (c) release, in whole or in part, any Person liable for payment thereof, except in connection with settlements permitted by clause (b) above, (d) allow any credit or discount
                              ----------
for payment with respect to any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account, except in connection with settlements permitted by clause (b) above.

     Section 4.3.   Disposition of Collateral.  No Debtor shall sell, lease,
                    -------------------------
assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Agent, except as expressly permitted by the Credit Agreement.

     Section 4.4.   Further Assurances.  At any time and from time to time, upon
                    ------------------
the request of the Agent, and at the sole expense of the Debtors, each Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, each Debtor shall (a) execute and deliver to the Agent such financing statements as the Agent may from time to time require; (b) deliver and pledge to the Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment; (c) deliver and pledge to the Agent all Instruments and Chattel Paper of such Debtor with any necessary endorsements; and (d) execute and deliver to the Agent such other documents, instruments, and agreements as the Agent may require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. Each Debtor authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.5.   Risk of Loss; Insurance.  The Debtors shall be responsible
                    -----------------------
for any loss or damage to the Collateral. The Debtors shall, at their own expense, maintain or cause to be maintained insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent, for the pro rata benefit of the Banks and the Debtor as their interests may appear. Each policy for property insurance shall contain loss payable clauses and a loss payable endorsement in favor of the Agent, for the pro rata benefit of the Banks, as its interest may appear. If the Debtors shall fail to maintain or cause to be maintained the insurance required by this Agreement, the Agent shall have the right (but shall be under no obligation) to obtain such insurance and the Debtors jointly and severally agree to reimburse the Agent for all costs and expenses incurred by the Agent in obtaining such insurance. All such insurance shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Agent has received 30 days prior written notice thereof. The

GUARANTOR SECURITY AGREEMENT - PAGE 7
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Debtors shall deliver to the Agent and each Bank copies of all insurance policies required by this Agreement.

     Section 4.6.   Inspection Rights.  Each Debtor shall permit the Agent, each
                    -----------------
Bank and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy such Debtor's books and records at any reasonable time and as often as the Agent or any such Bank may desire during normal business hours. The Agent and each Bank may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of any Debtor's Accounts.

     Section 4.7.   Mortgagee's and Landlord's Agreements.  With respect to each
                    -------------------------------------
location of Inventory having an aggregate value of $100,000 or more, as specified on Schedule 1 hereto, each Debtor shall cause each mortgagee of real
             ----------
property owned by such Debtor and each landlord of real property leased by such Debtor who has not previously done so to execute and deliver to the Agent, on or before the date hereof, instruments satisfactory in form and substance to the Agent by which such mortgagee or landlord waives its rights, if any, in the Collateral (each, a "Landlord's Agreement"). After the date hereof, each Debtor
                     --------------------
shall promptly deliver or cause to be delivered to the Agent Landlord's Agreements in accordance with this Section for each location where the Inventory hereafter has an aggregate value of $100,000 or more. At the request of the Agent, each Debtor shall promptly deliver or cause to be delivered Landlord's Agreements for any locations where any Collateral may now or hereafter be located.

     Section 4.8.   Corporate Changes.  No Debtor shall change its name,
                    -----------------
identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless such Debtor shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to make each financing statement not seriously misleading. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.9.   Books and Records; Information.  The Debtors shall keep
                    ------------------------------
accurate and complete books and records of the Collateral and the Debtors' business and financial condition in accordance with GAAP. Each Debtor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and such Debtor as the Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Each Debtor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

GUARANTOR SECURITY AGREEMENT - PAGE 8
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     Section 4.10.  Equipment and Inventory.
                    -----------------------

          (b) The Debtors shall keep the Equipment and Inventory at the locations specified on Schedule 1 hereto or, upon 30 days prior written
                            ----------
     notice to the Agent, at such other places within the United States of America where all action required to perfect the Agent's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

          (d) The Debtors shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted). None of the Debtors shall permit any waste or destruction of the Equipment or Inventory or any part thereof. None of the Debtors shall permit the Equipment or Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. None of the Debtors shall use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

     Section 4.11.  Warehouse Receipts Non-Negotiable.  Each Debtor agrees that
                    ---------------------------------
if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

     Section 4.12.  Notification.  The Debtors shall promptly, and in any event
                    ------------
within five days after any Debtor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 4.13.  Collection of Accounts.  Except as otherwise provided in
                    ----------------------
this Section, the Debtors shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtors may take (and, at the Agent's direction, shall take) such actions as the Debtors or the Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to, or upon the request of the Agent the Debtors shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Agent) under arrangements in form and substance satisfactory to the Agent pursuant to which the Debtors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Agent. In addition to the foregoing, each Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by such Debtor while an Event of Default exists, such Debtor

GUARANTOR SECURITY AGREEMENT - PAGE 9
shall promptly deliver such Proceeds to the Agent, for the pro rata benefit of the Banks, with any necessary endorsements. Until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by such Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of any Debtor. All Proceeds of Collateral received by the Agent pursuant to this Section may at the option of the Required Banks in the exercise of their absolute discretion, (i) be applied by the Agent and the Banks to their respective Obligations in such order and manner as they may elect in their absolute discretion, or (ii) be deposited to the credit of any Debtor and held as collateral for the Obligations or permitted to be used by such Debtor in the ordinary course of its business.


                                   ARTICLE V

                              Rights of the Agent
                              -------------------

     Section 5.1.   Power of Attorney.  Each Debtor hereby irrevocably
                    -----------------
constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of such Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, each Debtor hereby gives the Agent the power and right on behalf of such Debtor and in its own name to do any of the following, without notice to or the consent of such Debtor and whether or not an Event of Default has occurred and is continuing (except as otherwise expressly provided below).

            (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of any Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

            (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

            (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of any Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to any Debtor;

            (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance

GUARANTOR SECURITY AGREEMENT - PAGE 10
     of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against any Debtor with respect to any Collateral;
     (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 5.2.   Setoff; Property Held by the Agents and the Banks.  If an
                    -------------------------------------------------
Event of Default shall have occurred and be continuing, the Agent, each Co-Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to any Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to such Debtor whether or not the

GUARANTOR SECURITY AGREEMENT - PAGE 11

Obligations are then due. As additional security for the Obligations, each Debtor hereby grants the Agent, each Co-Agent and each Bank a security interest in all money, instruments, and other property of such Debtor now or hereafter held by the Agent, any Co-Agent or any Bank, including without limitation, property held in safekeeping. In addition to the Agent's, any Co-Agent's or any Bank's right of setoff and as further security for the Obligations, each Debtor hereby grants the Agent, each Co-Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) of such Debtor now or hereafter on deposit with or held by the Agent, any Co-Agent or any Bank and all other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to such Debtor. The rights and remedies of the Agent, each Co-Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent, any Co-Agent or any Bank may have.

     Section 5.3.   Performance by the Agent.  If any Debtor shall fail to
                    ------------------------
perform any covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of such Debtor. In such event, the Debtors shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of any Debtor under this Agreement.

     Section 5.4.   Subrogation.  If any of the Obligations are given in renewal
                    -----------
or extension or applied toward the payment of indebtedness secured by any Lien, Agent, the Co-Agents and the Banks shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 5.5.   Agent's Duty of Care.  Other than the exercise of reasonable
                    --------------------
care and the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that each Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as any Debtor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by any Debtor, and no refusal by the Agent to comply with any such request by any Debtor, shall be deemed to be a failure to exercise reasonable care.

GUARANTOR SECURITY AGREEMENT - PAGE 12

                                  ARTICLE VI

                                    Default
                                    -------

     Section 6.1.   Rights and Remedies.  If an Event of Default shall have
                    -------------------
occurred and be continuing, the Agent shall have the following rights and remedies:

            (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (1) without demand or notice to any Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (2) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is hereby expressly waived and released by each Debtor. Upon the request of the Agent, each Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to such Debtor and the Agent. Each Debtor agrees that the Agent shall not be obligated to give more than five days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtors shall be jointly and severally liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtors shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Agent, the Co-Agents and the Banks may apply the Collateral against the Obligations in such order and manner as the Agent may elect in its sole discretion. Each Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

            (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

GUARANTOR SECURITY AGREEMENT - PAGE 13

            (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

            (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.


                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

     Section 7.1.   Expenses.  The Debtors hereby jointly and severally agree to
                    --------
pay on demand: (a) all reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks, or any of them, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

     Section 7.2.   INDEMNIFICATION.  THE DEBTORS HEREBY JOINTLY AND SEVERALLY
                    ---------------
AGREE TO INDEMNIFY THE AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR ANY DEBTOR OF ANY

GUARANTOR SECURITY AGREEMENT - PAGE 14

REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER, ANY DEBTOR OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED, HOWEVER THAT NO PERSON TO BE
                                  --------  -------
INDEMNIFIED HEREUNDER SHALL HAVE THE RIGHT TO BE INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 7.3.   Limitation of Liability.  None of the Agent, any Bank, or
                    -----------------------
any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and each Debtor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by such Debtor in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each Debtor hereby waives, releases, and agrees not to sue the Agent or any Bank or any of their respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 7.4.   No Fiduciary Relationship.  The relationship between each
                    -------------------------
Debtor and each Bank with respect to the Loan Documents and the transactions governed thereby is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with any Debtor with respect to the Loan Documents and the transactions governed thereby, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Debtor and any Bank with respect to the Loan Documents and the transactions governed thereby to be other than that of debtor and creditor.

     Section 7.5.   No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
the Agent, any Co-Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall

GUARANTOR SECURITY AGREEMENT - PAGE 15
any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.6.   Successors and Assigns; Parties Bound.  This Agreement shall
                    -------------------------------------
be binding upon and inure to the benefit of the Debtors and the Agent and their respective heirs, successors, and assigns, except that the Debtors may not assign any of their rights or obligations under this Agreement without the prior written consent of the Agent. The Debtors' obligations and agreements hereunder are joint and several. The provisions of this Agreement shall apply to each Debtor, individually and collectively.

     Section 7.7.   ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT. THIS
                    --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.

     Section 7.8.   Notices.  All notices and other communications provided for
                    -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the address specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

      Section 7.9.  GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY
                    --------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 7.10.  Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.11.  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent, any Co-Agent or any Bank shall affect the representations and

GUARANTOR SECURITY AGREEMENT - PAGE 16
warranties of any Debtor herein or the right of the Agent, any Co-Agent or any Bank to rely upon them.

     Section 7.12.  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.13.  Waiver of Bond.  In the event the Agent seeks to take
                    --------------
possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.14.  Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.15.  Termination.  If all of the Obligations shall have been paid
                    -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of the Borrower, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

      Section 7.16. WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, EACH DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT, ANY CO-AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

GUARANTOR SECURITY AGREEMENT - PAGE 17

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

DEBTORS:
-------

                                CELLSTAR TELECOM, INC.,
                                a Delaware corporation


                                By: /s/ MARK Q. HUGGINS
                                   --------------------------------------------
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer

                                Address:   1730 Briercroft
                                           Carrollton, Texas  75006
                                Fax No.:   (972) 466-0288
                                Phone No.: (972) 466-5000
                                Attention: General Counsel

                                FLORIDA PROPERTIES, INC.,
                                a Texas corporation



                                By: /s/ MARK Q. HUGGINS
                                   --------------------------------------------
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer

                                Address:   1730 Briercroft
                                           Carrollton, Texas   75006
                                Fax No.:   (972) 466-0288
                                Phone No.: (972) 466-5000
                                Attention: General Counsel

GUARANTOR SECURITY AGREEMENT - PAGE 18

                                CELLSTAR GLOBAL SATELLITE SERVICE,
                                LTD., a Texas limited partnership

                                By:  National Auto Center, Inc.,
                                     its general partner


                                     By: /s/ MARK Q. HUGGINS
                                        ---------------------------------------
                                        Mark Q. Huggins, Senior Vice President
                                        and Chief Financial Officer

                                Address:   1730 Briercroft
                                           Carrollton, Texas  75006
                                Fax No.:   (972) 466-0288
                                Phone No.: (972) 466-5000
                                Attention: General Counsel

                                AGENT:
                                -----

                                CHASE BANK OF TEXAS,
                                NATIONAL ASSOCIATION (formerly known as
                                Texas Commerce Bank National Association), as Agent


                                By: /s/ ALLEN K. KING
                                   --------------------------------------------
                                   Allen K. King
                                   Vice President

                                Address:   2200 Ross Avenue, 3rd Floor
                                           Dallas, Texas  75201
                                Fax No.:   (214) 965-2997
                                Phone No.: (214) 965-2705
                                Attention: Allen K. King

GUARANTOR SECURITY AGREEMENT - PAGE 19

                                  Schedule 1

                      Location of Inventory and Equipment
                      -----------------------------------



                     Locations of Inventory and Equipment
                      ------------------------------------
            having an aggregate Inventory value of $100,000 or more
            -------------------------------------------------------

                      Debtor                    Locations
                      ------                    ---------

              Cell Star Global Satellite        1245 Royal Lane
                Service, Ltd.                   DFW Airport, Texas 75261

                                                1728 Briercroft Ct.
                                                Carrollton, Texas 75006

                                                1730 Briercroft Ct.
                                                Carrollton, Texas 75006

              Florida Properties, Inc.          None
              CellStar Telecom, Inc.            None



                      Locations of Inventory and Equipment
                      ------------------------------------
           having an aggregate Inventory value of less than $100,000
           ---------------------------------------------------------

                      Debtor                    Locations
                      ------                    ---------


SCHEDULE 1, Chief Executive Offices - Solo Page

                                  Schedule 2

                           Jurisdictions for Filing
                          UCC-1 Financing Statements
                          --------------------------


                  Debtor                     Jurisdiction
                  ------                     ------------

          CellStar Telecom, Inc.                Texas
          CellStar Telecom, Inc.               Delaware
          Florida Properties, Inc.              Texas
          Florida Properties, Inc.             Florida
          Cellstar Global Satellite             Texas
            Service, Ltd.


SCHEDULE 2, Jurisdictions for Filing UCC-1 Financing Statements - Solo Page

                                  Schedule 3

                        Trade Names and Previous Names
                        ------------------------------



             Debtor           Trade Names           Previous Names
             ------           -----------           --------------


                                     None


SCHEDULE 3, Trade Names and Previous Names - Solo Page